                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-490

                          Oppenheimer Equity Fund, Inc.
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 03/31/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                             SHARES          VALUE
                                                                           ----------   --------------
COMMON STOCKS--98.2%
CONSUMER DISCRETIONARY--10.6%
AUTO COMPONENTS--0.5%
Lear Corp.(1)                                                                 110,020   $    8,730,087
                                                                                        --------------
DIVERSIFIED CONSUMER SERVICES--0.6%
Apollo Group, Inc., Cl. A(1)                                                  174,510       10,695,718
                                                                                        --------------
HOTELS, RESTAURANTS & LEISURE--0.6%
Brinker International, Inc.                                                   240,190        4,630,863
McDonald's Corp.                                                               89,990        6,004,133
                                                                                        --------------
                                                                                            10,634,996
                                                                                        --------------
HOUSEHOLD DURABLES--0.8%
Mohawk Industries, Inc.(1)                                                    274,950       14,951,781
                                                                                        --------------
INTERNET & CATALOG RETAIL--0.6%
Amazon.com, Inc.(1)                                                            78,482       10,652,362
                                                                                        --------------
MEDIA--5.3%
Cablevision Systems Corp. New York Group, Cl. A                               372,460        8,991,184
Comcast Corp., Cl. A                                                          799,140       15,039,815
Madison Square Garden, Inc., Cl. A(1)                                          89,640        1,947,877
McGraw-Hill Cos., Inc. (The)                                                  183,720        6,549,618
News Corp., Inc., Cl. A                                                       786,868       11,338,768
Time Warner Cable, Inc.                                                       415,850       22,168,964
Viacom, Inc., Cl. B(1)                                                        631,360       21,706,157
Walt Disney Co. (The)                                                         223,250        7,793,658
                                                                                        --------------
                                                                                            95,536,041
                                                                                        --------------
SPECIALTY RETAIL--0.6%
Bed Bath & Beyond, Inc.(1)                                                    225,700        9,876,632
TJX Cos., Inc. (The)                                                           32,100        1,364,892
                                                                                        --------------
                                                                                            11,241,524
                                                                                        --------------
TEXTILES, APPAREL & LUXURY GOODS--1.6%
Coach, Inc.                                                                   341,455       13,494,302
Nike, Inc., Cl. B                                                             124,410        9,144,135
Polo Ralph Lauren Corp., Cl. A                                                 81,390        6,921,406
                                                                                        --------------
                                                                                            29,559,843
                                                                                        --------------
CONSUMER STAPLES--6.6%
BEVERAGES--1.9%
Molson Coors Brewing Co., Cl. B, Non-Vtg.                                     408,236       17,170,406
PepsiCo, Inc.                                                                 268,460       17,761,314
                                                                                        --------------
                                                                                            34,931,720
                                                                                        --------------
FOOD & STAPLES RETAILING--2.5%
Kroger Co. (The)                                                              399,818        8,660,058
Wal-Mart Stores, Inc.                                                         271,550       15,098,180
Walgreen Co.                                                                  579,815       21,505,338
                                                                                        --------------
                                                                                            45,263,576
                                                                                        --------------
FOOD PRODUCTS--1.2%
Nestle SA                                                                     286,141       14,654,414
Unilever NV CVA                                                               207,700        6,282,506
                                                                                        --------------
                                                                                            20,936,920
                                                                                        --------------


                        1 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                             SHARES          VALUE
                                                                           ----------   --------------
HOUSEHOLD PRODUCTS--0.5%
Colgate-Palmolive Co.                                                          99,440   $    8,478,254
                                                                                        --------------
TOBACCO--0.5%
Philip Morris International, Inc.                                             179,600        9,367,936
                                                                                        --------------
ENERGY--11.5%
ENERGY EQUIPMENT & SERVICES--2.4%
Cameron International Corp.(1)                                                179,440        7,690,798
Ensco PLC, Sponsored ADR                                                      313,113       14,021,200
Halliburton Co.                                                               286,500        8,632,245
Schlumberger Ltd.                                                             197,590       12,539,061
                                                                                        --------------
                                                                                            42,883,304
                                                                                        --------------
OIL, GAS & CONSUMABLE FUELS--9.1%
Apache Corp.                                                                  347,651       35,286,577
Chevron Corp.                                                                 560,068       42,469,956
Cobalt International Energy, Inc.(1)                                          166,300        2,261,680
CONSOL Energy, Inc.                                                           404,880       17,272,181
EOG Resources, Inc.                                                            91,780        8,530,033
Exxon Mobil Corp.                                                             128,080        8,578,798
Marathon Oil Corp.                                                            579,800       18,344,872
Occidental Petroleum Corp.                                                    211,250       17,859,075
Range Resources Corp.                                                         118,190        5,539,565
Royal Dutch Shell plc, ADR                                                     74,540        4,312,884
Southwestern Energy Co.(1)                                                    114,710        4,670,991
                                                                                        --------------
                                                                                           165,126,612
                                                                                        --------------
FINANCIALS--14.8%
CAPITAL MARKETS--4.0%
Charles Schwab Corp. (The)                                                    390,510        7,298,632
Credit Suisse Group AG                                                        180,411        9,299,448
Goldman Sachs Group, Inc. (The)                                               197,130       33,636,292
Morgan Stanley                                                                619,810       18,154,235
T. Rowe Price Group, Inc.                                                      74,060        4,068,116
                                                                                        --------------
                                                                                            72,456,723
                                                                                        --------------
COMMERCIAL BANKS--1.5%
Comerica, Inc.                                                                 70,870        2,695,895
PNC Financial Services Group, Inc.                                            157,370        9,394,989
Wells Fargo & Co.                                                             442,920       13,783,670
                                                                                        --------------
                                                                                            25,874,554
                                                                                        --------------
DIVERSIFIED FINANCIAL SERVICES--4.7%
Bank of America Corp.                                                         527,310        9,412,484
BM&F BOVESPA SA                                                               996,870        6,693,074
CME Group, Inc.                                                                16,900        5,342,259
IntercontinentalExchange, Inc.(1)                                              92,030       10,323,925
JPMorgan Chase & Co.                                                        1,074,780       48,096,405
MSCI, Inc., Cl. A(1)                                                          140,460        5,070,606
                                                                                        --------------
                                                                                            84,938,753
                                                                                        --------------
INSURANCE--4.3%
ACE Ltd.                                                                      356,910       18,666,393
Allstate Corp.                                                                226,260        7,310,461
Assurant, Inc.                                                                345,596       11,881,590


                        2 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                             SHARES          VALUE
                                                                           ----------   --------------
INSURANCE CONTINUED
Genworth Financial, Inc., Cl. A(1)                                            371,220   $    6,808,175
MetLife, Inc.                                                                 768,740       33,317,192
                                                                                        --------------
                                                                                            77,983,811
                                                                                        --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
Jones Lang LaSalle, Inc.                                                       76,410        5,569,525
                                                                                        --------------
HEALTH CARE--14.4%
BIOTECHNOLOGY--1.7%
Amgen, Inc.(1)                                                                137,090        8,192,498
Celgene Corp.(1)                                                              217,729       13,490,489
Gilead Sciences, Inc.(1)                                                      213,140        9,693,607
                                                                                        --------------
                                                                                            31,376,594
                                                                                        --------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
Baxter International, Inc.                                                    304,880       17,744,016
Dentsply International, Inc.                                                  196,680        6,854,298
St. Jude Medical, Inc.(1)                                                     136,760        5,613,998
Stryker Corp.                                                                 132,020        7,554,184
                                                                                        --------------
                                                                                            37,766,496
                                                                                        --------------
HEALTH CARE PROVIDERS & SERVICES--3.9%
Aetna, Inc.                                                                   685,339       24,062,252
Express Scripts, Inc.(1)                                                      177,710       18,083,770
Medco Health Solutions, Inc.(1)                                               132,570        8,558,719
Schein (Henry), Inc.(1)                                                       117,200        6,903,080
WellPoint, Inc.(1)                                                            207,150       13,336,317
                                                                                        --------------
                                                                                            70,944,138
                                                                                        --------------
LIFE SCIENCES TOOLS & SERVICES--0.7%
Thermo Fisher Scientific, Inc.(1)                                             244,900       12,597,656
                                                                                        --------------
PHARMACEUTICALS--6.0%
Allergan, Inc.                                                                212,570       13,885,072
Biovail Corp.                                                                 623,040       10,448,381
Merck & Co., Inc.                                                             768,490       28,703,102
Novo Nordisk AS, Cl. B                                                         79,400        6,161,214
Pfizer, Inc.                                                                1,430,971       24,541,153
Roche Holding AG                                                               50,899        8,254,675
Shire plc                                                                     282,978        6,243,741
Teva Pharmaceutical Industries Ltd., Sponsored ADR                            151,700        9,569,236
                                                                                        --------------
                                                                                           107,806,574
                                                                                        --------------
INDUSTRIALS--8.7%
AEROSPACE & DEFENSE--2.0%
AerCap Holdings NV(1)                                                         582,801        6,713,868
General Dynamics Corp.                                                         76,910        5,937,452
Goodrich Corp.                                                                 78,840        5,559,797
Lockheed Martin Corp.                                                         206,930       17,220,715
                                                                                        --------------
                                                                                            35,431,832
                                                                                        --------------
ELECTRICAL EQUIPMENT--2.1%
ABB Ltd.                                                                      613,457       13,399,009
First Solar, Inc.(1)                                                           78,250        9,597,363


                        3 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                             SHARES          VALUE
                                                                           ----------   --------------
ELECTRICAL EQUIPMENT CONTINUED
General Cable Corp.(1)                                                        556,850   $   15,034,950
                                                                                        --------------
                                                                                            38,031,322
                                                                                        --------------
INDUSTRIAL CONGLOMERATES--1.7%
Tyco International Ltd.                                                       792,714       30,321,311
                                                                                        --------------
MACHINERY--1.8%
Joy Global, Inc.                                                              111,240        6,296,184
Navistar International Corp.(1)                                               578,637       25,882,433
                                                                                        --------------
                                                                                            32,178,617
                                                                                        --------------
PROFESSIONAL SERVICES--0.1%
Verisk Analytics, Inc., Cl. A(1)                                               95,460        2,691,972
                                                                                        --------------
ROAD & RAIL--0.7%
CSX Corp.                                                                      90,180        4,590,162
Norfolk Southern Corp.                                                         82,850        4,630,487
Union Pacific Corp.                                                            46,810        3,431,173
                                                                                        --------------
                                                                                            12,651,822
                                                                                        --------------
TRADING COMPANIES & DISTRIBUTORS--0.3%
Aircastle Ltd.                                                                594,157        5,626,667
                                                                                        --------------
INFORMATION TECHNOLOGY--22.4%
COMMUNICATIONS EQUIPMENT--4.6%
Juniper Networks, Inc.(1)                                                     289,430        8,879,712
Motorola, Inc.(1)                                                           2,004,530       14,071,801
QUALCOMM, Inc.                                                                810,387       34,028,150
Research in Motion Ltd.(1)                                                    348,180       25,747,911
                                                                                        --------------
                                                                                            82,727,574
                                                                                        --------------
COMPUTERS & PERIPHERALS--5.3%
Apple, Inc.(1)                                                                124,660       29,286,374
Dell, Inc.(1)                                                               1,268,650       19,042,437
Hewlett-Packard Co.                                                           712,610       37,875,222
NetApp, Inc.(1)                                                               284,132        9,251,338
                                                                                        --------------
                                                                                            95,455,371
                                                                                        --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Corning, Inc.                                                                 368,430        7,445,970
                                                                                        --------------
INTERNET SOFTWARE & SERVICES--2.9%
eBay, Inc.(1)                                                                 583,230       15,718,049
Google, Inc., Cl. A(1)                                                         64,050       36,316,991
                                                                                        --------------
                                                                                            52,035,040
                                                                                        --------------
IT SERVICES--2.7%
Cognizant Technology Solutions Corp.(1)                                        76,800        3,915,264
MasterCard, Inc., Cl. A                                                        68,790       17,472,660
Visa, Inc., Cl. A                                                             231,770       21,098,023
Western Union Co.                                                             344,800        5,847,808
                                                                                        --------------
                                                                                            48,333,755
                                                                                        --------------
OFFICE ELECTRONICS--0.2%
Xerox Corp.                                                                   487,530        4,753,418
                                                                                        --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.2%
Broadcom Corp., Cl. A                                                         430,454       14,282,464


                        4 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                             SHARES          VALUE
                                                                           ----------   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT CONTINUED
LSI Corp.(1)                                                                  503,400   $    3,080,808
MEMC Electronic Materials, Inc.(1)                                            511,940        7,848,040
NVIDIA Corp.(1)                                                               827,670       14,384,905
                                                                                        --------------
                                                                                            39,596,217
                                                                                        --------------
SOFTWARE--4.1%
Adobe Systems, Inc.(1)                                                        443,894       15,700,531
Microsoft Corp.                                                               586,110       17,155,440
Oracle Corp.                                                                1,455,800       37,399,502
Salesforce.com, Inc.(1)                                                        60,380        4,495,291
                                                                                        --------------
                                                                                            74,750,764
                                                                                        --------------
MATERIALS--4.6%
CHEMICALS--4.0%
Celanese Corp., Series A                                                      708,484       22,565,215
Monsanto Co.                                                                  217,535       15,536,350
Potash Corp. of Saskatchewan, Inc.                                            179,860       21,466,291
Praxair, Inc.                                                                 146,850       12,188,550
                                                                                        --------------
                                                                                            71,756,406
                                                                                        --------------
METALS & MINING--0.6%
Xstrata plc(1)                                                                337,850        6,400,888
Xstrata plc, Unsponsored ADR(1)                                             1,375,080        5,142,799
                                                                                        --------------
                                                                                            11,543,687
                                                                                        --------------
TELECOMMUNICATION SERVICES--2.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
AT&T, Inc.                                                                  1,001,188       25,870,698
                                                                                        --------------
WIRELESS TELECOMMUNICATION SERVICES--1.2%
Crown Castle International Corp.(1)                                           298,200       11,400,186
NII Holdings, Inc.(1)                                                         247,340       10,304,178
                                                                                        --------------
                                                                                            21,704,364
                                                                                        --------------
UTILITIES--1.9%
ELECTRIC UTILITIES--1.4%
Edison International, Inc.                                                    501,220       17,126,687
Exelon Corp.                                                                  185,041        8,106,646
                                                                                        --------------
                                                                                            25,233,333
                                                                                        --------------
MULTI-UTILITIES--0.5%
PG&E Corp.                                                                    205,789        8,729,569
                                                                                        --------------
Total Common Stocks (Cost $1,397,987,662)                                                1,773,175,207
                                                                                        --------------

                                                     EXPIRATION   STRIKE
                                                        DATE       PRICE    CONTRACTS
                                                     ----------   ------   ----------
OPTIONS PURCHASED--0.0%
Aetna, Inc. Put(1)                                      4/19/10   $   31          452            4,068
Aetna, Inc. Put(1)                                      7/19/10       30          452           36,612
WellPoint, Inc. Put(1)                                  4/19/10       60          723           11,568
                                                                                        --------------
Total Options Purchased (Cost $271,135)                                                         52,248
                                                                                        --------------


                        5 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                             SHARES          VALUE
                                                                           ----------   --------------
INVESTMENT COMPANY--1.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%(2, 3)
(Cost $29,575,080)                                                         29,575,080   $   29,575,080
                                                                                        --------------
TOTAL INVESTMENTS, AT VALUE (COST $1,427,833,877)                                99.8%   1,802,802,535
OTHER ASSETS NET OF LIABILITIES                                                   0.2        3,278,339
                                                                           ----------   --------------
NET ASSETS                                                                      100.0%  $1,806,080,874
                                                                           ==========   ==============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES
                                                     DECEMBER 31,      GROSS         GROSS          SHARES
                                                         2009        ADDITIONS     REDUCTIONS   MARCH 31, 2010
                                                     ------------    ---------     ----------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E    18,866,743    170,717,398   160,009,061     29,575,080

                                                        VALUE       INCOME
                                                     -----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E   $29,575,080   $14,071

(3.) Rate shown is the 7-day yield as of March 31, 2010.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                         LEVEL 1--         LEVEL 2--            LEVEL 3--
                                        UNADJUSTED     OTHER SIGNIFICANT       SIGNIFICANT
                                       QUOTED PRICES   OBSERVABLE INPUTS   UNOBSERVABLE INPUTS        VALUE
                                      --------------   -----------------   -------------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary             $  192,002,352        $    --                $--           $  192,002,352
   Consumer Staples                      118,978,406             --                 --              118,978,406
   Energy                                208,009,916             --                 --              208,009,916
   Financials                            266,823,366             --                 --              266,823,366
   Health Care                           260,491,458             --                 --              260,491,458
   Industrials                           156,933,543             --                 --              156,933,543
   Information Technology                405,098,109             --                 --              405,098,109
   Materials                              83,300,093             --                 --               83,300,093
   Telecommunication Services             47,575,062             --                 --               47,575,062
   Utilities                              33,962,902             --                 --               33,962,902


                        6 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Options Purchased                             52,248             --                 --                   52,248
Investment Company                        29,575,080             --                 --               29,575,080
                                      --------------        -------                ---           --------------
Total Investments, at Value            1,802,802,535             --                 --            1,802,802,535
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts               --         18,530                 --                   18,530
                                      --------------        -------                ---           --------------
Total Assets                          $1,802,802,535        $18,530                $--           $1,802,821,065
                                      --------------        -------                ---           --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                               CONTRACT AMOUNT     EXPIRATION                 UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL       (000'S)            DATE         VALUE     APPRECIATION
---------------------------------   --------   ---------------     ----------   ----------   ------------
BANK OF NEW YORK (THE)
Japanese Yen (JPY)                      Sell            28,012 JPY     4/1/10   $  299,625      $ 3,044
RBS GREENWICH CAPITAL
Japanese Yen (JPY)                      Sell            53,262 JPY     4/1/10      569,708        5,610
UBS INVESTMENT BANK
Japanese Yen (JPY)                      Sell           125,984 JPY     4/2/10    1,347,571        9,876
                                                                                                -------
Total unrealized appreciation                                                                   $18,530
                                                                                                =======

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.


                        7 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS


                        8 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

          COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

          CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

          EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

          FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

          INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

          VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

          COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are


                        9 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

          subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

          CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain
(loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.


                        10 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Total federal tax cost          $1,472,240,129
                                ==============
Gross unrealized appreciation   $  343,442,839
Gross unrealized depreciation      (12,880,433)
                                --------------
Net unrealized appreciation     $  330,562,406
                                ==============


                        11 | Oppenheimer Equity Fund, Inc.

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund, Inc.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 05/11/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 05/11/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 05/11/2010